========================================
                                                                   APRIL 2, 2001

                                        PROSPECTUS
                                        ========================================

                               THE FAIRHOLME FUND
                                  (the "Fund")

                        A SERIES OF FAIRHOLME FUNDS, INC.
                                 (the "Company")
                                 51 JFK Parkway
                              Short Hills, NJ 07078
                                 1-800-417-5525
                             www.fairholmefunds.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

THE FUND

          What is the Fund's Investment Objective?........................     3
          What are the Fund's Primary Investment Strategies?..............     3
          What are the Principal Risks of Investing in the Fund?..........     4
          How Has the Fund Performed in the Past?.........................     5
          What are the Fund's Fees And Expenses?..........................     5
          An Example of Fund Expenses Over Time...........................     6

THE FUND'S INVESTMENT ADVISER

          The Adviser.....................................................     7
          The Portfolio Manager...........................................     7

HOW TO BUY AND SELL SHARES

     INVESTING IN THE FUND................................................     8
          Determining Share Prices........................................     8
          Plan of Distribution............................................     8
          Minimum Investment Amounts......................................     9
          Opening and Adding To Your Account..............................     9
          Purchasing Shares By Mail.......................................     9
          Purchasing Shares By Wire Transfer..............................    10
          Purchases through Financial Service Organizations...............    10
          Purchasing Shares By Automatic Investment Plan..................    11
          Purchasing Shares By Telephone..................................    11
          Miscellaneous Purchase Information..............................    11

     HOW TO SELL (REDEEM) YOUR SHARES.....................................    12
          By Mail.........................................................    12
          Signature Guarantees............................................    13
          By Telephone....................................................    13
          By Wire.........................................................    14
          Redemption At The Option Of The Fund............................    14

DIVIDENDS AND DISTRIBUTIONS...............................................    14

TAX CONSIDERATIONS........................................................    14

GENERAL INFORMATION.......................................................    15

FOR MORE INFORMATION..............................................    Back Cover

                                    THE FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

     The Fund's investment objective is long-term growth of capital.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

     The Adviser attempts to achieve the Fund's investment objective by:

     o investing in common stocks without restrictions regarding market capitalization;
     o normally investing at least 75% of the Fund's total assets in US common stocks; and
     o    normally holding a focused portfolio of no more than 25 stocks.

     The Fund's Adviser believes that the Fund's investment objective is best achieved by investing in companies that exhibit the potential for significant growth over the long term. The Adviser defines long-term as a time horizon of at least three years. To identify companies that have significant growth potential, the Adviser generally employs fundamental analytical techniques to determine the value of a company and then compares those results to the company's current share price. Companies that are trading at significant discounts to their perceived value are segregated into a pool of qualifying companies. The Adviser will then choose not more than 25 companies from that pool which exhibit some or all of the following criteria:

     o    highly qualified management;
     o    strong franchise;
     o    free cash flow;
     o    high returns on invested capital;
     o    excellent prospects for growth;
     o    low price-to-book value or tangible asset value; and
     o    low price-to-earnings ratio ("P/E").

     By utilizing these analytical approaches, the Fund's Adviser plans to have the Fund purchase shares of good businesses at reasonable prices.

     The Fund may invest up to 25% of its total assets in foreign securities that are traded on a U.S. exchange, either directly or in the form of American Depository Receipts ("ADRs"). The Fund will only invest in ADRs that are issuer sponsored. Sponsored ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

     TEMPORARY DEFENSIVE POSITIONS- Ordinarily, the Fund's portfolio will be invested primarily in common stocks. However, the Fund is not required to be fully invested in common stocks and, in fact, usually maintains some portion of its total assets in cash and cash reserves. Under adverse market conditions, cash and cash reserves may represent a significant percentage of the Fund's total net assets. The Fund usually invests its cash and cash reserves in U.S. Government debt instruments, other unaffiliated mutual funds (money market funds) and repurchase agreements. During times when the Fund holds a significant portion of its net assets in cash and cash reserves, it will not be investing according to its investment objective, and the Fund's performance may be negatively affected as a result.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

     GENERAL RISKS- All investments are subject to inherent risks, and the Fund is no exception. Accordingly, you may lose money by investing in the Fund. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund's investments will vary from day-to-day, reflecting changes in market conditions, interest rates and numerous other factors.

     STOCK MARKET RISK- The stock market tends to trade in cyclical price patterns, and prices generally may fall over sustained periods of time. The Fund invests primarily in common stocks, so the Fund will be subject to the risks associated with common stocks, including price volatility and the creditworthiness of the issuing company.

     SMALL TO MEDIUM-CAPITALIZATION STOCK RISKS- The Fund may invest in companies with small to medium market capitalizations (generally less than $6 billion). Small capitalization companies, may be engaged in business mostly within a narrow geographic region, and may be less well-known to the investment community, and can have more volatile share prices. Also, small companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. As a result, their stock prices often react more strongly to changes in the marketplace.

     FOREIGN SECURITIES RISK- Investments in foreign securities involve greater risks compared to domestic investments for the following reasons:

     o Foreign companies are not subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies.
     o Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards.
     o Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to Fund shareholders.
     o Foreign securities are often denominated in a currency other than the U.S. dollar. Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values.
     o    Although  the Fund  will  only  invest  in  foreign  issuers  that are domiciled in nations considered to have stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could negatively affect the Fund.

     FOCUSED PORTFOLIO RISK- The Fund is classified as "non-diversified" under the federal securities laws. This means that the Fund has the ability to concentrate a relatively high percentage of its investments in the securities of a small number of companies. Investing in this manner makes the Fund more susceptible to a single economic, political or regulatory event than a more diversified fund might be. Also, a change in the value of a single company will have a more pronounced effect on the Fund than such a change would have on a more diversified fund.

HOW HAS THE FUND PERFORMED IN THE PAST?

THE BAR CHART AND TABLE SET OUT BELOW HELP SHOW THE RETURNS AND RISKS OF INVESTING IN THE FUND. THEY SHOW CHANGES IN THE FUND'S YEARLY PERFORMANCE OVER THE LIFETIME OF THE FUND. THEY ALSO COMPARE THE FUND'S PERFORMANCE TO THE PERFORMANCE OF THE S&P 500 Index** during each period. You should be aware that THE FUND'S PAST PERFORMANCE MAY NOT BE AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

PERFORMANCE BAR CHART

[CHART OMITTED]

     46.54%


Best Quarter:     3rd Qtr   2000      20.73%
Worst Quarter:    2nd Qtr   2000      2.35%

                                PERFORMANCE TABLE
                    -----------------------------------------
                    AVERAGE ANNUAL TOTAL RETURNS
                    ----------------------------
                    (For Periods ending on December 31, 2000)

                                  THE FUND     S&P 500 INDEX**
                                  ----------------------------
                    One Year      46.54%       - 10.14%
                    Inception     49.25%       - 09.73%
                    (12/29/99)

     ** The S&P 500 Index is a widely recognized, unmanaged index of the approximately 500 largest companies in the United States as measured by market capitalization. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

WHAT ARE THE FUND'S FEES AND EXPENSES?

     This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

================================================
               SHAREHOLDER FEES:
               -----------------
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

MAXIMUM SALES CHARGE (LOAD)
IMPOSED ON PURCHASES                     NONE

MAXIMUM DEFERRED SALES                   NONE
CHARGE (LOAD)

MAXIMUM SALES CHARGE (LOAD)              NONE
IMPOSED ON REINVESTED DIVIDENDS
AND OTHER DISTRIBUTIONS

REDEMPTION FEES                          NONE(4)

================================================

================================================
       ANNUAL FUND OPERATING EXPENSES:
       -------------------------------
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES(1)                       1.00%

DISTRIBUTION (12B-1) FEES(2)             0.00%

OTHER EXPENSES(3)                        0.00%

TOTAL ANNUAL
FUND OPERATING EXPENSES                  1.00%

================================================

1. Management fees include a fee of 0.50% for investment advisory services and 0.50% for administrative and other services. Both fees are paid to the Fund's Adviser pursuant to separate agreements for each service.
2. Although the Fund's Board of Director's has adopted a Plan of Distribution under Rule 12b-1 of the Investment Company Act of 1940, the Plan has not been implemented and the Fund has no present intention of implementing the Plan. If the Board decides otherwise, you will be informed at least thirty days prior to its implementation.
3. The Fund's Adviser is responsible for paying all the Fund's expenses except taxes, interest, litigation expenses and other extraordinary expenses. The Fund did not incur any of these "Other Expenses" during its first fiscal year.
4. The Fund's Custodian may charge a fee of $20 on amounts redeemed and sent to you by wire transfer.

AN EXAMPLE OF EXPENSES OVER TIME:

This Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year      Three Years      Five Years      Ten Years
--------------------------------------------------------
$ 102         $ 319            $ 555           $ 1,232


                          THE FUND'S INVESTMENT ADVISER

The Adviser
-----------
Fairholme Capital Management, L.L.C. (the "Adviser"), 51 JFK Parkway, Short Hills, NJ 07078 serves as investment adviser to the Fund. The Adviser is a Delaware limited liability company and is registered with the Securities and Exchange Commission as an investment adviser.

The Adviser's principal business and occupation is to provide financial management and advisory services to individuals, corporations, and other institutions throughout the world. The Adviser has been investment adviser to the

Fund since its inception. The Adviser manages the investment portfolio and business affairs of the Fund under an Investment Advisory Agreement with the Fund, and manages, or arranges to manage, the daily operations of the Fund under an Operating Services Agreement.

For its advisory and administrative services to the Fund, the Company pays to the Adviser, on the last day of each month, annualized fees equal to 1.00% (0.50% of which are investment advisory fees) of the average net assets of the Fund, such fees to be computed daily based upon the daily average net assets of the Fund. For the Fund's fiscal year ending November 30, 2000, the Fund paid $61,158 in management fees to the Adviser ($30,579 of which represented investment advisory fees).

The Portfolio Managers
----------------------
Mr. Bruce Berkowitz is Managing Member of the Adviser and acts as the portfolio manager for the Fund. Mr. Berkowitz is also President of Fairholme Funds, Inc. (the "Company"). Mr. Berkowitz has been Managing Member, and the Chief Investment Officer of the Adviser since the Adviser's inception in 1997. As of December 31, 2000, the Adviser managed in excess of $700 million in client assets.

Mr. Peter A. Russ is Senior Portfolio Manager of the Adviser and acts as Co-Portfolio Manager of the Fund. Mr. Russ joined the Adviser in March, 1999 and has more than 25 years of investment management experience.

Other personnel providing investment support to the Principal Portfolio Managers of the Fund are Keith Trauner, Chief Research Analyst of the Adviser, who joined the Adviser in January, 1999 and who has 20 years of investment management experience, and Larry Pitkowsky, Portfolio Manager of the Adviser, who joined the Adviser in June, 1999.

                     HOW TO BUY AND SELL SHARES OF THE FUND

INVESTING IN THE FUND

Determining Share Prices
------------------------
Shares of the Fund are offered at each share's net asset value ("NAV"). NAV per share is calculated by (1) adding the value of Fund investments, cash and other assets, (2) subtracting Fund liabilities, and then (3) dividing the result by the number of shares outstanding. The Fund generally determines the total value of its shares by using market prices for the securities comprising its portfolio. Securities for which quotations are not available and any other assets are valued at fair market value as determined in good faith by the Adviser, subject to the review and supervision of the Board of Directors. The Fund's per share NAV is computed on all days on which the New York Stock Exchange ("NYSE") is open for business at the close of regular trading hours on the Exchange, currently 4:00 p.m. Eastern time. In the event that the NYSE closes early, the share price will be determined as of the time of closing.

Distribution Fees
-----------------
The Fund has adopted a Plan of Distribution Pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") for its shares, pursuant to which the Fund pays the Adviser a monthly fee for shareholder servicing expenses of 0.25% per annum of the Fund's average daily net assets. The Adviser may, in turn, pay such fees to third parties for eligible services provided by those parties to the Fund.

The Fund has not implemented the 12b-1 Plan and does not foresee doing so in the coming year. The Board adopted the Plan so that, if and when necessary, the Fund would have available to it sufficient resources to pay third parties who provide eligible services to the Fund.

If the 12b-1 Plan is implemented in the future, you should be aware that if you hold your shares for a substantial period of time afterwards, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers due to the recurring nature of Distribution (12b-1) fees.

Minimum Investment Amounts
--------------------------
Payments for Fund shares must be in U.S. dollars and must be drawn on a U.S. bank. Fund management may reject any purchase order for Fund shares and may waive the minimum investment amounts in its sole discretion.

Your purchase of Fund shares is subject to the following minimum investment amounts:


                  MINIMUM                   MINIMUM
TYPE OF           INVESTMENT                SUBSEQUENT
ACCOUNT           TO OPEN ACCOUNT           INVESTMENTS
--------------------------------------------------------------------------------
REGULAR           $2,500                    $1000
IRAs              $1,000                    $ 100
--------------------------------------------------------------------------------

                        AUTOMATIC INVESTMENT PLAN MEMBERS

                  MINIMUM                   MINIMUM
TYPE OF           INVESTMENT                SUBSEQUENT
ACCOUNT           TO OPEN ACCOUNT           INVESTMENTS
--------------------------------------------------------------------------------
REGULAR           $2,500                    $100 per month minimum
IRAs              $1,000                    $100 per month minimum
--------------------------------------------------------------------------------


Opening and Adding To Your Account
----------------------------------
You can invest in the Fund by mail, wire transfer and through participating financial service professionals. After you have established your account and made your first purchase, you may also make subsequent purchases by telephone. You may also invest in the Fund through an automatic payment plan. Any questions you may have can be answered by calling 1-800-417-5525.

Purchasing Shares By Mail
-------------------------
To make your initial investment in the Fund, simply complete the Application Form included with this Prospectus, make a check payable to the Fairholme Fund, and mail the Form and check to:

                              Fairholme Funds, Inc.
                         c/o Mutual Shareholder Services
                        1301 East 9th Street, Suite 1005
                               Cleveland, OH 44114

To make subsequent purchases, simply make a check payable to the Fairholme Fund and mail the check to the above-mentioned address. Be sure to note your Fund account number on the check.

Your purchase order, if accompanied by payment, will be processed upon receipt by Mutual Shareholder Services, the Fund's Transfer Agent. If the Transfer Agent receives your order and payment by the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time), your shares will be purchased at the Fund's NAV calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the NAV determined as of the close of regular trading on the next business day.

Purchasing Shares by Wire Transfer
----------------------------------
To make an initial purchase of shares by wire transfer, you need to take the following steps:

     1.   Call 1-800-417-5525 to inform us that a wire is being sent.
     2.   Obtain an account number from the Transfer Agent.
     3. Fill out, fax (216-875-8992), then mail the Account Application to the Transfer Agent
     4.   Ask your bank to wire funds to the account of:

                        Fifth Third Bank ABA #: 042000314
                Credit: Fairholme Funds, Inc., Acct. #: 99943542
                       Further credit: The Fairholme Fund,
                          Acct # [Your Account number]

Include your name(s), address and taxpayer identification number or Social Security number on the wire transfer instructions. The wire should state that you are opening a new Fund account.

To make subsequent purchases by wire, ask your bank to wire funds using the instructions listed above, and be sure to include your account number on the wire transfer instructions.

If you purchase Fund shares by wire, you must complete and file an Application Form with the Transfer Agent before any of the shares purchased can be redeemed. Either fill out and mail the Application Form included with this prospectus, or call the transfer agent and they will send you an application. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information on sending funds by wire, including any charges that your bank may make for these services.

Purchases through Financial Service Organizations
-------------------------------------------------
You may purchase shares of the Fund through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Purchasing Shares by Automatic Investment Plan
----------------------------------------------
You may purchase shares of the Fund through an Automatic Investment Plan ("Plan"). The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Fund. You can take advantage of the Plan by filling out the Automatic Investment Plan application included with this Prospectus. You may only select this  option  if  you  have  an  account  maintained  at  a  domestic  financial institution which is an Automatic Clearing House member for automatic withdrawals under the Plan. The Fund may alter, modify, amend or terminate the Plan at any time, and will notify you at least 30 days in advance if it does so. For more information, call the Transfer Agent ( Mutual Shareholder Services,
LLC) at 1-800-417-5525.

Purchasing Shares by Telephone
------------------------------
In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share NAV next determined after the Transfer Agent receives your order for shares. Call the Transfer Agent for details.

You may make purchases by telephone only if you have an account at a bank that is a member of the Automated Clearing House. Most transfers are completed within three business days of your call. To preserve flexibility, the Company may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Company does not currently expect to charge such a fee.

The Fund's Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming procedures such as the above have been followed, neither the Transfer Agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Company shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund has failed to follow procedures such as the above. However, if the Fund fails to follow such procedures, it may be liable for such losses.

Miscellaneous Purchase Information
----------------------------------
The Fund reserves the right to refuse to accept applications under circumstances or in amounts considered disadvantageous to shareholders. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by wire transfer, check or money order drawn on a U.S. bank, savings and loan association or credit union. The Fund's custodian may charge a fee against your account, in addition to any loss sustained by the Fund, for any payment check returned to the custodian for insufficient funds. If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m. Eastern time on any business day in accordance with their procedures, your purchase will be processed at the NAV calculated at 4:00 p.m. on that day, provided the securities broker transmits your order to the Transfer Agent before 5:00 p.m. Eastern time. The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days of placing the order.

Privacy Policy
--------------
Protecting your personal information is a priority for The Fairholme Fund and our privacy policy has been designed to support this objective. The Fund may collect non-public personal information from you in the following ways:

     1. From information provided by you on applications or other forms submitted to the Fund or to the Transfer Agent; and

     2.   From information arising from your investment in the Fund.

The Fund utilizes electronic, procedural and physical controls in keeping with industry standards and procedures. For example, the Fund authorizes access to your personal and account information on a "needs information only" basis to personnel utilizing this information to provide products or services to you.

The Fund does not disclose any non-public personal information about you, except as permitted or required by law. For example, the Fund has entered into arrangements with the Adviser to provide investment advisory, administrative and other services, and the Fund may disclose information about you or information that you have provided to the Fund to the Advisr in connection with the Advisr's responsibilities to the Fund.

HOW TO SELL (REDEEM) YOUR SHARES

You may sell your shares at any time. You may request the sale of your shares either by mail, by telephone or by wire.

By Mail
-------
Sale requests should be mailed via U.S. mail or overnight courier service to:

              Mutual Shareholder Services
              1301 East 9th Street, Suite 1005
              Cleveland, OH  44114

The redemption price you receive will be the Fund's per share NAV next calculated after receipt of all required documents in "Good Order".

"Good order" means that your redemption request must include:

1.   Your account number.
2. The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed.
3. The signatures of all account owners exactly as they are registered on the account.
4.   Any required signature guarantees.
5. Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction. If you purchase your shares by check and then redeem your shares before your check has cleared, the Fund may hold your redemption proceeds until your check clears or for 15 days, whichever comes first.

Signature Guarantees --
-----------------------
A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

o    if you change the ownership on your account;
o when you want the redemption proceeds sent to a different address than is registered on the account;
o if the proceeds are to be made payable to someone other than the account's owner(s);
o    any redemption transmitted by federal wire transfer to your bank; and
o if a change of address request has been received by the Fund or the Transfer Agent within 15 days previous to the request for redemption.

In addition, signature guarantees are required for all redemptions of $25,000 or more from any Fund shareholder account. A redemption will not be processed until the signature guarantee, if required, is received by the Transfer Agent.

Signature guarantees are designed to protect both you and the Fund from fraud. To obtain a signature guarantee, you should visit a bank, trust company, member of a national securities exchange, other broker-dealer, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words, "Signature Guarantee."

By Telephone
------------
You may redeem your shares in the Fund by calling the Transfer Agent at 1-800-417-5525 if you elected to use telephone redemption on your account application when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the Fund or the Transfer Agent within 15 days prior to the request for redemption. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the Transfer Agent by telephone, shares may be redeemed by delivering your redemption request in person or by mail. In addition, interruptions in telephone service may mean that you will be unable to effect a redemption by telephone exactly when desired.

By Wire
-------
You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. The Fund's Custodian may charges a fee to your account for outgoing wires.

Redemption At The Option Of The Fund
------------------------------------
If the value of the shares in your account falls to less than $2000, the Fund may notify you that, unless your account is increased to $2000 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have thirty days after notice to bring the account up to $2000 before any action is taken. This right of redemption shall not apply if the value of your account drops below $2000 as the result of market action. The Fund reserves this right because of the expense to the Fund of maintaining relatively small accounts.

DIVIDENDS AND DISTRIBUTIONS

Dividends paid by the Fund are derived from its net investment income. Net investment income will be distributed at least annually. The Fund's net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

The Fund realizes capital gains when it sells a security for more than it paid for it. The Fund will make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), once a year as required.

Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent.

TAX CONSIDERATIONS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders.

Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

You will be advised annually of the source of distributions for federal income tax purposes.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

GENERAL INFORMATION

The Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

In reports or other communications to investors, or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar nationally recognized rating services and financial publications that monitor mutual fund performance. The Fund may also, from time to time, compare its performance to the one or more appropriate indices.

The Board of Directors of the Company has approved a Code of Ethics (the "Code") for the Fund and Adviser. The Code governs the personal activities of persons who may have knowledge of the investment activities of the Fund, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Fund. The Board is responsible for overseeing the implementation of the Code. The Fund has filed copies of each Code with the Securities and Exchange Commission. Copies of the Codes of Ethics may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The Codes are also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov ). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

                              FINANCIAL HIGHLIGHTS

THE FINANCIAL DATA INCLUDED IN THE TABLE BELOW FOR THE FUND'S FIRST FISCAL YEAR ENDING NOVEMBER 30, 2000 HAVE BEEN AUDITED BY MCCURDY & Associates CPA's, Inc., INDEPENDENT AUDITORS. THE INFORMATION IN THE TABLE BELOW SHOULD BE READ IN CONJUNCTION WITH THE FUND'S LATEST AUDITED FINANCIAL STATEMENTS AND NOTES THERETO, WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE FUND.

                                                           FOR THE PERIOD
                                                          FROM DECEMBER 29,
                                                   1999 (START OF OPERATIONS) TO
                                                          NOVEMBER 30, 1999
                                                          -----------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $  10.00
                                                          --------
INCOME FROM INVESTMENT OPERATIONS:                        $  10.00
         Net investment income (loss)                         0.05
         Net realized and unrealized gain
         (loss) on investments                                3.50
                                                          --------
TOTAL FROM INVESTMENT OPERATIONS                              3.55
                                                          --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
         Net investment income                                0.00
         Net realized capital gains                           0.00
         Distributions in excess of
         Net realized gain                                    0.00
                                                          --------
TOTAL DISTRIBUTIONS                                           0.00
                                                          --------
NET ASSET VALUE, END OF PERIOD                            $  13.55

TOTAL RETURN                                                35.55%

RATIOS/ SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD
(000'S OMITTED)                                           $ 13,910

RATIO OF EXPENSES TO AVERAGE NET ASSETS                      1.00%(a)

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS:                                       0.46%(a)

PORTFOLIO TURNOVER RATE                                     45.88%

(a)  annualized

                              FOR MORE INFORMATION

Additional information about the Fund is available in the Fund's Statement of Additional Information (SAI). The SAI contains more detailed information on all aspects of the Fund. A current SAI, dated April 2, 2001, has been filed with the SEC and is incorporated by reference into this prospectus.

To receive information concerning the Fund, or to request a copy of the SAI or other documents relating to the Fund, please contact the Fund at:

                              Fairholme Funds, Inc.
                         c/o Mutual Shareholder Services
                        1301 East 9th Street, Suite 1005
                               Cleveland, OH 44114
                                 1-800-417-5525

A copy of your requested document(s) will be sent to you within three days of your request.

OR YOU MAY VISIT OUR WEB SITE ON THE INTERNET AT WWW.FAIRHOLMEFUNDS.COM:

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Information about the Fund is also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov ). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

                           Investment Company Act No.
                                    811-09607

                       STATEMENT OF ADDITIONAL INFORMATION

                               Dated April 2, 2001


                              FAIRHOLME FUNDS, INC.
                                 51 JFK Parkway
                              Short Hills, NJ 07078
                                 1-800-417-5525
                      or you may contact us at our web site
                             www.fairholmefunds.com

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fairholme Fund ("Fund"), dated April 2, 2001. You may obtain a copy of the Prospectus, free of charge, by writing to Fairholme Funds, Inc. ("Company") c/o Mutual Shareholder Services, 1301 East 9th Street, Cleveland, OH 44114, or by calling 1-800-417-5525, or by visiting our web site at www.fairholmefunds.com.

                                TABLE OF CONTENTS

The Fund's Investment Policies, Objectives And Securities Options........     01
Investment Restrictions..................................................     --
Investment Adviser.......................................................     --
Directors and Officers   ................................................     --
Performance Information..................................................     --
Purchasing and Redeeming Shares..........................................     --
Tax Information..........................................................     --
Portfolio Transactions...................................................     --
Custodian................................................................     --
Transfer Agent...........................................................     --
Administration...........................................................     --
Distributor..............................................................     --
Independent Accountants..................................................     --
Legal Counsel............................................................     --
General Information......................................................     --
Distribution Plan........................................................     --
Financial Statements.....................................................     --


        THE FUND'S INVESTMENT POLICIES, OBJECTIVES AND SECURITIES OPTIONS

The Fund's investment objectives and the manner in which the Fund pursues its investment objectives are generally discussed in the prospectus. This section provides information concerning the Fund's additional investment policies, objectives and securities in which the Fund may invest but which are not part of the Fund's primary investment strategies.

The Fund is a non-diversified Fund, meaning that the Fund can concentrate its investments in a smaller number of companies than a more diversified fund. The Fund normally will invest at least 75% of total assets in common stock of U.S. companies and ADRs of foreign companies, and will normally hold a focused portfolio consisting of not more than 25 stocks. The Fund may also invest in a variety of other securities. These other types of securities in which the Fund may invest are listed below, along with any restrictions on such investments, and, where necessary, a brief discussion of any risks unique to the particular security.

REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts (REITs). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its distribution to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital. The Fund will not invest more than 20% of its assets in REITS.

FOREIGN SECURITIES. The Fund may invest up to 25% of its total net assets in the common stock of foreign issuers traded on U.S. exchanges. The Fund may also invest in foreign securities in the form of American Depository Receipts (ADRs). The Fund will only invest in ADRs that are issuer sponsored. Sponsored ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

Investments in foreign companies involve certain risks not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company, because foreign companies are not subject to the regulatory requirements of U.S. companies. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to Fund shareholders. Foreign securities are often denominated in a currency other than the U.S. dollar. Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values. Although the Fund will only invest in foreign issuers that are domiciled in nations considered to have stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could negatively affect the Fund.

PREFERRED STOCK. The Fund may invest in preferred stock. Preferred stock generally pays dividends at a specified rate and generally has preference over common stock in the payments of dividends and the liquidation of the issuer's assets. Dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Accordingly, shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are also sensitive to changes in interest rates and in the issuer's creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer's credit rating.

CONVERTIBLE SECURITIES. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Fund may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by the Fund upon conversion of a convertible security will generally be held for so long as the Advisor anticipates such stock will provide the Fund with opportunities which are consistent with the Fund's investment objectives and policies.

DEBT SECURITIES. The Fund may invest in corporate and U.S. Government debt securities. U.S. Government securities include direct obligations of the U.S.
Government and obligations issued by U.S. Government agencies and instrumentalities. Corporate securities include, but are not limited to debt obligations offered by public or private corporations either registered or unregistered. The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer. In the case of securities backed by the full faith and credit of the United States Government, shareholders are primarily exposed to interest rate risk.

     CREDIT RISK- A debt instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. In the case of corporate debt, the Fund will normally purchase investment grade securities, meaning securities rated BBB or better by Standard & Poors or any similar rating by any national credit rating service. However, this section will not apply to investments made pursuant to the Fund's policy on "Special Situations" under which the Fund may invest in corporate obligations without regard to credit rating, current yield, or public registration.

     INTEREST RATE RISK- All debt securities face the risk that their principal value will decline because of a change in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and will rise in value when interest rates decline. Also, the longer a security has until it matures, the more pronounced will be a change in its value when interest rates change.

MUTUAL FUNDS. The Fund may invest in securities issued by other registered investment companies. As a shareholder of another registered investment company, the Fund would bear its pro rata portion of that company's advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund's shareholders.

REPURCHASE AGREEMENTS. The Fund may invest a portion of its assets in repurchase agreements ("Repos") with broker-dealers, banks and other financial institutions, provided that the Fund's custodian at all times has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities. In a Repo, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by the Fund must be collateralized by U.S. Government Securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund. If an institution with whom the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund's ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy.

     REPURCHASE AGREEMENT RISK- A repurchase agreement exposes the Fund to the risk that the party that sells the securities will default on its obligation to repurchase those securities. If that happens the Fund can lose money because: (i) it may not be able to sell the securities at the agreed-upon time and price; and (ii) the securities may lose value before they can be sold.

CASH RESERVES. The Fund may hold a significant portion of its net assets in cash, either to maintain liquidity or for temporary defensive purposes. The Fund will normally invest its remaining assets in cash and cash equivalents, such as U.S. government debt instruments, other money market funds, and repurchase agreements.

RESTRICTED AND ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in securities that the Adviser determines to be illiquid. Illiquid securities are securities that may be difficult to sell promptly at an acceptable price because of a lack of an available market and other factors. The sale of some illiquid and other types of securities may be subject to legal restrictions. Because illiquid and restricted securities may present a greater risk of loss than other types of securities, the Fund will not invest in such securities in excess of the limits set forth above.

The Fund may also invest in securities acquired in a privately negotiated transaction from the issuer or a holder of the issuer's securities and which may not be distributed publicly without registration under the Securities Act of 1933.

Restricted and illiquid securities are valued in such manner as the Fund's Board of Directors ("Board" or "Directors") in good faith deems appropriate to reflect the fair market value of such securities.

SPECIAL SITUATIONS. The Fund intends to invest in special situations from time to time. A special situation arises when, in the opinion of Fund management, the securities of a company will, within a reasonably estimated time period, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Such developments and situations include, but are not limited to: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is found in the normal course of investing. To minimize these risks, the Fund will not invest in special situations unless the target company has at least three years of continuous operations (including predecessors), or unless the aggregate value of such investments is not greater than 25% of the Fund's total net assets (valued at the time of investment).

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Adviser's opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its custodian consisting of cash, or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.

MASTER-FEEDER OPTION. Notwithstanding its other investment policies, the Fund may seek to achieve its investment objective by investing all of its investable net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Fund. Although such an investment may be made in the sole discretion of the Directors, the Fund's shareholders will be given 30 days prior notice of any such investment. There is no current intent to make such an investment.

PORTFOLIO TURNOVER. The Fund will generally purchase and sell securities without regard to the length of time the security has been held. For the Fund's fiscal year ending November 30, 2000, the Fund's annual portfolio turnover rate was 45.88%. However, there can be no assurance that the Fund will not exceed this rate, and the portfolio turnover rate may vary from year to year.

High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.

Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.

                             INVESTMENT RESTRICTIONS

The restrictions listed below are fundamental policies and may be changed only with the approval of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940 (the "1940 Act"). As provided in the 1940 Act, a vote of a "majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of the Fund's assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.

The Fund will not:

1. With respect to 75% of its assets (valued at time of investment), normally invest in not more than 25 issuers.

2. Acquire securities of any one issuer that at the time of investment represent more than 10% of the voting securities of the issuer.

3. Invest more than 25% of its assets (valued at time of investment) in the securities of any one issuer or industry.

4. Borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 5% (valued at time of investment) of the value of the Fund's assets at the time of borrowing.

5.   Underwrite the distribution of securities of other issuers.

6. Invest in companies for the purpose of management or the exercise of control.

7. Lend money (but this restriction shall not prevent the Fund from investing in debt securities or repurchase agreements, or lend its portfolio securities).

8.   Issue senior securities.

9.   Invest in commodities, futures contracts or options contracts.

10. Invest in oil, gas or other mineral exploration or development programs, although it may invest in marketable securities of companies engaged in oil, gas or mineral exploration.

11. Purchase or sell real estate or real estate loans or real estate limited partnerships, although it may invest in marketable securities of companies that invest in real estate or interests in real estate.

The Fund has also adopted the following non-fundamental restrictions that may be changed by the Board without shareholder approval:

The Fund may not:

1.   Make margin purchases.
2. Invest more than 15% of its net assets (valued at time of investment) in securities that are not readily marketable.
3. Acquire securities of other investment companies except as permitted by the Investment Company Act of 1940.
4. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 5% of its total assets (valued at time of investment).
5. Invest more than 5% of the Fund's assets (valued at time of investment) in securities of companies with less than 3 years continuous operations, including predecessors.

                               INVESTMENT ADVISER

Information on the Fund's investment adviser, Fairholme Capital Management, LLC (the "Adviser"), is set forth in the prospectus. This section contains additional information concerning the Adviser.

The Adviser manages the investment portfolio and the general business affairs of the Fund pursuant to an investment services agreement with the Fund dated
December 15, 1999. Mr. Bruce R. Berkowitz is Managing Director and Chief Investment Officer of the Adviser, Mr. Michael J. Senior is Chief Operating Officer of the Adviser. Both persons serve as Directors and Officers of the Company. Mr. Berkowitz is portfolio manager for the Fund.

The Investment Advisory Agreement.
----------------------------------
The Company has entered into an Investment Advisory Agreement ("Advisory Agreement") with the Adviser. Under the terms of the Advisory Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund's investment policies and restrictions. The Adviser furnishes an investment program for the Fund, determines what investments should be purchased, sold and held, and makes changes on behalf of the Company in the investments of the Fund. At all times the Adviser's actions on behalf of the Fund are subject to the overall supervision and review of the Board.

The Advisory Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Advisory Agreement, except by reason of the Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The Advisory Agreement has a term of two years, but may be continued thereafter from year to year so long as its continuance is approved at least annually (a) by the vote of a majority of the Directors of the Fund who are not "interested persons" of the Fund or the Adviser cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund.

The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

For its investment advisory services to the Fund, the Company pays to the Adviser, on the last day of each month, an annualized fee equal to 0.50% of average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund. For the Fund's fiscal year ending November 30, 2000, the Fund paid $30,579 in investment advisory fees to the Adviser.

The Operating Services Agreement
--------------------------------
The Company has also entered into an Operating Services Agreement with the Adviser ("Services Agreement"). Under the terms of the Services Agreement, the Adviser provides, or arranges to provide, day-to-day operational services to the Fund including, but not limited to:

1.  accounting                                       6.  custodial
2.  administrative                                   7.  fund share distribution
3.  legal (except litigation)                        8.  shareholder reporting
4.  dividend disbursing and transfer agent           9.  sub-accounting, and
5.  registrar                                        10. record keeping services

For its services to the Fund under the Services Agreement, the Fund pays to the Adviser, on the last day of each month, an annualized fee equal to 0.50% of average net asset value of the Fund, such fee to be computed daily based upon the net asset value of the Fund.

Under the Services Agreement, the Adviser may, with the Company's permission, employ third parties to assist it in performing the various services required of the Fund. The Adviser is responsible for compensating such parties.

For its administrative and other services to the Fund, the Company pays to the Adviser, on the last day of each month, an annualized fee equal to 0.50% of average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund. For the Fund's fiscal year ending November 30, 2000, the Fund paid $30,579 in investment advisory fees to the Adviser.

The Advisory Agreement and the Operating Services Agreement, taken together, place a "cap" on the Fund's operating expenses at 1.00%. The only other expenses which may be incurred by the Fund are brokerage fees, taxes, legal fees relating to Fund litigation, and other extraordinary expenses.

                             DIRECTORS AND OFFICERS

The Board Of Directors ("Board" or "Directors") has overall responsibility for conduct of the Company's affairs. The day-to-day operations of the Fund are managed by the Adviser, subject to the Bylaws of the Company and review by the Board. The Directors of the Company, including those Directors who are also officers, are listed below.

                                    Position                   Principal Occupation for
Name, Age                           with Fund                  The Last Five Years
--------------------------------------------------------------------------------------------------

Bruce R. Berkowitz*;                President,                 Managing Member, Fairholme Capital
(Age 42)                            Director                   Management, LLC, a  registered
51 JFK Parkway                                                 investment adviser, since October, 1997.
Short Hills, NJ  07078                                         Managing  Director, Smith Barney Asset
                                                               Management, 12/93 through 10/97. BA degree,
                                                               University of Massachusetts at Amherst, 1980.

Michael J. Senior*                  Secretary/Treasurer        Chief Operating Officer, Fairholme
(Age 50)                            Director                   Capital  Management, LLC, a registered
51 JFK Parkway                                                 investment  adviser, since May, 1998.
Short Hills, NJ  07078                                         Michael J. Senior  Inc., a financial
                                                               consulting firm, from 5/89 through 4/98.
                                                               BBA degree, City College of New York, 1972.

Joel L. Uchenick                    Director                   Senior Partner, the marketing firm of
(Age  51)                                                      Sherbrooke Associates.  BA degree,
52 Waltham Street                                              University of Massachusetts at Amherst,
Topsfield, MA                                                  1970.  MBA, McGill University of
                                                               Montreal, 1979.

Avivith Oppenheim, Esq.             Director                   Privately practicing Attorney at Law.
(Age 50 )                                                      BSW degree, McGill University of
140 Mountain Ave.                                              Montreal, 1971.  MSW degree,
Springfield, NJ.                                               McGill, University, Montreal, 1972.
                                                               JD degree, Yeshiva University, New York,
                                                               NY, 1988.

Leigh Walters, Esq.                 Director                   Director, Vice President, Valcor
(Age 54 )                                                      Engineering Corp., an engineering
1 Cleveland Place                                              Firm.  Also practices law as a sole
Springfield, NJ                                                practitioner.  BA degree, Temple
                                                               University, Philadelphia, PA, 1968. JD
                                                               degree, John Marshall School of Law,
                                                               Chicago, IL 1973.

* Indicates an "interested person" as defined in the 1940 Act.

The table below sets forth the compensation anticipated to be paid by the Company to each of the directors of the Company during the fiscal year ending November 30, 2000.*

Name of Director           Compensation              Pension           Annual           Total Compensation
                           from Corp                 Benefits          Benefits         Paid to Director
--------------------------------------------------------------------------------------------------------
Bruce R. Berkowitz         $0.00                     $0.00             $0.00            $0.00
Micheal J. Senior          $0.00                     $0.00             $0.00            $0.00
Joel L. Uchenick           $600.00                   $0.00             $0.00            $600.00
Avivith Oppenheim          $600.00                   $0.00             $0.00            $600.00
Leigh Walters              $600.00                   $0.00             $0.00            $600.00

* Pursuant to its obligations to the Company under the Services Agreement, the Adviser is responsible for paying compensation, if any, to each of the Company's Independent Directors during the fiscal year ending November 30, 2000.

Control Persons and Shareholders Owning in Excess of 5% of Fund Shares
----------------------------------------------------------------------
As of December 31, 2000, the following persons own 5% or more of the Fund's outstanding shares.

-----------------------------------------------------------------------------------------
Name of Shareholder              Number of Shares Owned         Percentage of Fund Owned
-----------------------------------------------------------------------------------------
East Lane, LLC,                  61,150                         5.26%
Bruce Berkowitz,*
Managing Member
25 East Lane
Short Hills, NJ  07078
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
National Financial Services,     1,053,047                      90.66%
Corp FBO Client Accts
200 Liberty Street
One World Financial Center
New York, NY  10281
-----------------------------------------------------------------------------------------

* East Lane, LLC is managed by Bruce Berkowitz. Mr. Berkowitz is also a director of the Fund and is the managing member of the Adviser.

                             PERFORMANCE INFORMATION

From time to time the Fund may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return Percentage for the period.

                                                           [n]
Average Annual Total Return is computed as follows:  P(1+T)   = ERV

Where:    P = a hypothetical initial investment of $1000
          T = average annual total return
          n = number of years
          ERV = ending redeemable value of shares at the end of the period

The Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

In sales literature, the Fund's performance may be compared with that of market indices and other mutual funds. In addition to the above computations, the Fund might use comparative performance as computed in a ranking determined by Lipper Analytical Services, Morningstar, Inc., or that of another service.

                         PURCHASING AND REDEEMING SHARES

Purchases and redemptions of the Fund's shares will be made at net asset value ("NAV"). The Fund's NAV is determined on days on which the New York Stock Exchange ("NYSE") is open for trading. For purposes of computing the NAV of a share of the Fund, securities traded on security exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by the Adviser, subject to the review and supervision of the Board. The price per share for a purchase order or redemption request is the NAV next determined after receipt of the order.

The Fund is open for business on each day that the NYSE is open. The Fund's share price or NAV is normally determined as of 4:00 p.m., Eastern time. The Fund's share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since the Fund generally does not charge sales or redemption fees, the NAV is the offering price for shares of the Fund.

                                 TAX INFORMATION

The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a RIC, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities.

If the Fund qualifies as a RIC and distributes at least 90% of its net investment income, the Fund will not be subject to Federal income tax on the income so distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

The Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder's cost. However, for federal income tax purposes the original cost would continue as the tax basis.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income.

Taxation of the Shareholder. Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

Dividends. A portion of the Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends. Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%. The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividend received deductions.

A portion of the Fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. Short-term capital gains are distributed as dividend income. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

                             PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Fund are made by the Adviser. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, the rate of commission or the size of the broker-dealer's "spread", the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer, and the research and other services provided.

The Adviser may purchase or sell portfolio securities on behalf of the Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions. However, the price paid for the security may include an undisclosed commission or "mark-up" or selling concessions. The Adviser normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.

The Adviser may combine transaction orders placed on behalf of the Fund with orders placed on behalf of any other fund or private account managed by the Adviser for the purpose of obtaining a more favorable transaction price. If an aggregated trade is not completely filled, then the Adviser typically allocates the trade among the funds or accounts, as applicable, on a pro rata basis based upon account size. Exemptions are permitted on a case-by-case basis when judged by the Adviser to be fair and reasonable to the funds or accounts involved.

Personal Trading by the Portfolio Managers and Other Insiders
-------------------------------------------------------------
Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Fund and the Adviserhave adopted Codes of Ethics restricting personal securities trading by certain persons who are affiliated with the Fund and/or the Adviser. These Codes are on public file and are available from the Securities and Exchange Commission. While the Codes permit personal transactions by these persons in securities held or to be acquired by the Fund, under certain circumstances, the Codes prohibit and are designed to prevent fraudulent activity in connection with such personal transactions.

                                    CUSTODIAN

UMB Bank, N.A., 1010 Grand Boulevard, Kansas City, Missouri 64106 ("UMB"), acts as custodian for the Fund. As such, UMB holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. UMB does not exercise any supervisory function over management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders. For the Fund's fiscal year ending November 30, 2000, all fees charged by the Custodian were paid by the Adviser.

                                 TRANSFER AGENT

Mutual Shareholder Services, 123 Main Street, Cleveland, OH 44114 ("MSS") acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Company and the Adviser. Under the agreement, MSS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services to be rendered as transfer agent, the Adviser shall pay MSS an annual fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month. For the Fund's fiscal year ending November 30, 2000, all fees charged by the transfer agent were paid by the Adviser.

                                 ADMINISTRATION

MSS also performs certain administrative tasks administrator for the Fund pursuant to a written agreement with the Company and Adviser. MSS supervises all aspects of the operations of the Fund except those reserved by the Fund's investment adviser under it's service agreements with the Company. MSS is responsible for:

(a)  calculating the Fund's net asset value;
(b) preparing and maintaining the books and accounts specified in Rule 31a-1; and 31a-2 of the Investment Company Act of 1940;
(c) preparing financial statements contained in reports to stockholders of the; Fund
(d)  preparing the Fund's federal and state tax returns;
(e)  preparing reports and filings with the Securities and Exchange Commission;
(f) preparing filings with state Blue Sky authorities; and (g) maintaining the Fund's financial accounts and records.

For the services to be rendered as administrator, the Adviser shall pay MSS an annual fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month. For the Fund's fiscal year ending November 30, 2000, all fees charged by the administrator were paid by the Adviser.

                                   DISTRIBUTOR

The Fund currently distributes its own shares.

                             INDEPENDENT ACCOUNTANTS

McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, OH 44145, serves as the Company's independent auditors.

                                  LEGAL COUNSEL

David Jones & Assoc., P.C., 4747 Research Forest Drive, Suite 180, # 303, The Woodlands, TX 77381, has passed on certain matters relating to this registration statement and acts as counsel to the Company.

                               GENERAL INFORMATION

Fairholme Funds, Inc., an open-end diversified management investment company, was incorporated in Maryland on September 30, 1999. The Fund is a non-diversified series of the Company. The affairs of the Company are managed by a Board of Directors. The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board's general supervision.

The Company's Articles of Incorporation permit the Board to issue 100,000,000 shares of common stock. The Board has the power to designate one or more separate and distinct series and/or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently, the Fund is the only series of shares being offered by the Company.

Shareholders are entitled to: one vote per full share; to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and upon liquidation, to participate ratably in the assets available for distribution.

There are no conversion or sinking fund provisions applicable to the shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Fund will be fully paid and nonassessable.

According to the law of Maryland under which the Company is incorporated, and the Company's Bylaws, the Company is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940. Accordingly, the Company will not hold annual shareholder meetings unless required to do so under the Act. Shareholders do have the right to call a meeting of shareholders for the purpose of voting to remove directors. The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares.

The Board of Directors of the Company has approved a Code of Ethics (the "Code") for the Fund and Adviser. The Code governs the personal activities of persons who may have knowledge of the investment activities of the Fund, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Fund. The Board is responsible for overseeing the implementation of the Code. The Fund has filed copies of each Code with the Securities and Exchange Commission. Copies of the Codes of Ethics may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The Codes are also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

                                DISTRIBUTION PLAN

As noted in the Fund's Prospectus, the Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Plan") whereby the Fund may pay a fee of 0.25% per annum of the Fund's average daily net assets to the Adviser and others for providing personal service and/or maintaining shareholder accounts relating to the distribution of the Fund's shares. The fees are paid on a monthly basis, based on the Fund's average daily net assets.

Pursuant to the Plan, the Adviser receives from the Fund a fee each month equal to 0.25% per annum of average net assets. The Adviser uses such fees to pay for expenses incurred in the distribution and promotion of the Fund's shares, including but not limited to, printing of prospectuses and reports used for sales purposes, preparation and printing of sales literature and related expenses, advertisements, and other distribution-related expenses as well as any distribution or service fees paid to securities dealers or others who have executed a dealer agreement with the distributor. Any expense of distribution in excess of 0.25% per annum will be borne by the Adviser without any additional payments by the Fund. You should be aware that it is possible that Plan accruals will exceed the actual expenditures by the Adviser for eligible services. Accordingly, such fees are not strictly tied to the provision of such services.

The Plan also provides that to the extent that the Fund, the Adviser, or other parties on behalf of the Fund, or the Adviser make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1, such payments shall be deemed to be made pursuant to the Plans. In no event shall the payments made under the Plan, plus any other payments deemed to be made pursuant to the Plan, exceed the amount permitted to be paid pursuant to the Conduct Rules of the National Association of Securities Dealers, Inc.

The Board of Directors has determined that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board therefore believes that it will likely benefit the Fund to have monies available for the direct distribution activities of the Adviser in promoting the sale of the Fund's shares, and to avoid any uncertainties as to whether other payments constitute distribution expenses on behalf of the Fund. The Board of Directors, including the non-interested Directors, has concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

The Plan has been approved by the Funds' Board of Directors, including all of the Directors who are non-interested persons as defined in the 1940 Act. The Plan must be renewed annually by the Board of Directors, including a majority of the Directors who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan. The votes must be cast in person at a meeting called for that purpose. It is also required that, during the period in which the Plan is in effect, the selection and nomination of non-interested Directors be done only by the non-interested Directors. The Plan and any related agreements may be terminated at any time, without any penalty:

(1) by vote of a majority of the non-interested Directors on not more than 60 days' written notice,
(2)  by the Adviser on not more than 60 days' written notice,
(3) by vote of a majority of the Fund's outstanding shares, on 60 days' written notice, and
(4) automatically by any act that terminates the Advisory Agreement with the Adviser.

The Adviser or any dealer or other firm may also terminate their respective agreements at any time upon written notice.

The Plan and any related agreement may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plan or any related agreements shall be approved by a vote of the non-interested Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

The Adviser is required to report in writing to the Board of Directors of the Fund, at least quarterly, on the amounts and purposes of any payment made under the Plans, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plans should be continued.

Although the Plan has been adopted by the Board of Directors, the Board currently has no plans to implement the Plan.. The Board will implement the Plan when and if circumstances so warrant.

                              FINANCIAL STATEMENTS

The financial statement s of the Fund for its fiscal year ending November 30, 2000 are incorporated herein to the Fund's audited annual financial statements, dated November 30, 2000, copies of which may be obtained, free of charge, by contacting the Fund. The report will be sent to you within three days of your request.